LAZARD ASSET MANAGEMENT
        Lazard Global Total Return & Income Fund, Inc.   First Quarter Report                M A R C H   3 1 ,   2 0 0 7

Lazard Global Total Return & Income Fund, Inc.
Investment Overview

Dear Shareholder,

We are pleased to present the First Quarter Report for Lazard Global Total Return & Income Fund, Inc. (“LGI” or the “Fund”), for the period ended March 31, 2007. The Fund is a diversified, closed-end management investment company that began trading on the New York Stock Exchange (“NYSE”) on April 28, 2004. Its ticker symbol is “LGI.”

The Fund has been in operation for almost three years, and we are pleased with LGI’s performance since its inception. We believe that the Fund has provided investors with an attractive yield and diversification, backed by the extensive experience, commitment, and professional management of Lazard Asset Management LLC (the “Investment Manager” or “Lazard”).

Portfolio Update (as of March 31, 2007)

For the first quarter of 2007, the Fund’s Net Asset Value (“NAV”) performance increased 0.3%, underperform-ing the Morgan Stanley Capital International (MSCI®) World® Index (the “Index”) return of 2.5% . For the twelve months ended March 31, 2007, the Fund’s NAV return of 15.4% was in line with the Index’s return of 15.4% . In addition, the Fund’s since-inception annualized NAV return of 15.2% compares favorably with the Index return of 14.8% . Shares of LGI ended the first quarter of 2007 with a market price of $22.19, representing a 5.6% discount to the Fund’s NAV of $23.51. The Fund’s net assets were $225.8 million as of March 31, 2007, with total leveraged assets of $305.5 million, representing 26.1% leverage.

We believe that LGI’s investment thesis remains sound, as demonstrated by the Fund’s favorable NAV performance since inception. However, the Fund’s first quarter performance within the equity portfolio did lag, as it was affected by a lack of exposure to mining companies and by stock selection within the health care sector. On the other hand, returns for the smaller, short-duration1 emerging market currency and debt portion of the Fund were moderately negative in January but strong for the rest of the first quarter and have been a meaningful positive contributor to performance for the year-to-date and since inception.

As of March 31, 2007, 66.0% of the Fund’s total leveraged assets consisted of global equities and 33.2% consisted of emerging markets currency and debt instruments, while the remaining 0.8% consisted of cash and other assets.

Declaration of Dividends

Pursuant to LGI’s managed distribution policy, the Fund’s Board of Directors has declared a monthly dividend distribution of $0.1042 per share on the Fund’s outstanding stock each month since inception. The Fund continues to maintain this distribution level. In addition, in September and December of 2006, the Fund also made additional, required distributions of accumulated income and net realized capital gains. The cumulative distributions for the last 12 months ended March 31, 2007 totaled $2.339 per share. There was no return of capital in 2006 and the Fund has not returned capital to investors since its inception. The $2.339 distribution represents a market yield of 10.5% (including capital gains), based on the share price of $22.19 at the close of NYSE trading on March 31, 2007.

Additional Information

Please note that available on www.LazardNet.com, are frequent updates on the Fund’s performance, press releases, and a monthly fact sheet that provides information about the Fund’s major holdings, sector weightings, regional exposures, and other characteristics. You may also reach Lazard by phone at 1-800-828-5548.

On behalf of Lazard, we thank you for your investment in Lazard Global Total Return & Income Fund, Inc. and look forward to continuing to serve your investment needs in the future.

Lazard Global Total Return & Income Fund, Inc.
Investment Overview (continued)

Message from the Portfolio Managers

Global Equity Portfolio
(66.0% of total leveraged assets)

The Fund’s global equity portfolio is invested primarily in equity securities of large, well-known global companies with strong financial productivity at attractive valuations. Examples include GlaxoSmithKline, a global research-based pharmaceutical company based in the United Kingdom; Bank of America, a holding company that provides banking and non-banking financial services and products in the United States and internationally; Nokia Corp., the Finnish manufacturer of mobile telephones; and Total SA, the French-based energy supplier that explores for, produces, refines, transports, and markets oil and natural gas.

Companies held in the global equity portfolio are all based in developed-market regions around the world. As of March 31, 2007, 45.2% of these stocks were based in North America, 24.2% were based in Continental Europe (not including the U.K.), 19.2% were from the United Kingdom, and 11.4% were from Japan. The global equity portfolio is similarly well diversified across a number of industry sectors. The top two sectors, by weight, at March 31, 2007, were financials (30.3%), which includes banks, insurance companies, and financial services companies, and information technology (18.9%), a sector that encompasses industries involved in the design, development, installation, and implementation of information systems and applications, including hardware, software, IT services, and media-related companies. Other sectors in the portfolio include consumer discretionary, consumer staples, energy, health care, industrials, and telecommunications services. The average dividend yield on the global equity portfolio was approximately 2.3% as of March 31, 2007.

Global Equity Market Review
The multiyear bull market that began in 2003 continued through the first quarter of 2007. In February, stocks rose modestly, fueled by the combination of moderating economic growth, solid corporate profits, and strong mergers and acquisitions activity. Then, a sharp selloff began two days before the end of February, driving indices to modest losses. While there was no obvious trigger for the selloff, some analysts pointed to a sharp decline in Chinese shares. Others blamed the recent rally in the Japanese yen, which implied that speculators were reversing the “carry trade,” following the recent decision by the Bank of Japan to raise interest rates. The weakening U.S. housing market and rising subprime loan defaults may have also weighed on the market. However, the market recovered much of these losses, as comments from the U.S. Federal Reserve led investors to believe that the next move in interest rates could be lower. From a sector perspective, many of the sectors that did well last year, such as materials and industrials, continued to do well in the first quarter, dramatically outperforming the broader market. The consumer staples sector continued to be supported by potential merger activity and pressure from activist shareholders. Conversely, sectors that underperformed last year, such as technology, continued to lag during the first quarter. Energy stocks were also weak, falling sharply early in the quarter along with crude oil prices and never fully recovering, even as oil prices rose late in the quarter due to rising geopolitical risks involving Iran.

Regionally, European and Japanese markets performed roughly in line with the global index. In the United States, concerns about U.S. housing weakness weighed on stocks, particularly financials.

What Helped and What Hurt LGI
Performance benefited from solid stock selection in consumer staples, as the portfolio was positively impacted by private equity interest in the strong cash generation of certain holdings, most notably Cadbury. Companies that were taking steps to improve profitability and enhance shareholder value, often under pressure from restive shareholders, were particularly good performers. A lack of exposure to mining companies detracted from performance, as these stocks continued

Lazard Global Total Return & Income Fund, Inc.
Investment Overview (continued)

to perform well amid firm commodity prices. However, we feel that valuations in this group are unattractive, as they discount an extended period of margins that are well above historical norms. Stock selection in health care also hurt returns, as the portfolio’s holdings, including Sanofi-Aventis, experienced setbacks related to regulatory approval for new products as well as patent litigation on existing products, notably Johnson & Johnson. However, we believe that valuations are currently attractive for these very financially productive, diversified businesses, the earnings of which should prove resilient if global economies weaken.

Emerging Market Currency and Debt Portfolio
(33.2% of total leveraged assets)

The Fund also seeks enhanced income through investing in high-yielding, short-duration (typically, under one year) emerging market forward currency contracts and local currency debt instruments. As of March 31, 2007, this portfolio consisted primarily of forward currency contracts (77.3%), and a smaller allocation to sovereign debt obligations (16.5%) and structured notes (6.2%) . The average duration of the emerging market currency and debt portfolio was approximately 5.9 months, as of March 31, 2007, with an average yield of 7.7%2.

As of March 31, 2007, the Fund’s emerging market currency and debt holdings were highly diversified across 27 countries within Asia (22.0%), Latin America (21.1%), Africa (20.3%), the Commonwealth of Independent States and Baltic countries (12.9%), Eastern Europe (10.2%), and the Middle East (11.5%) .

Emerging Market Currency and Debt Market Review
Across all regions, the Fund’s exposure to emerging market currency and local debt markets materially outperformed London Interbank Offered Rate (“LIBOR”). January’s flat performance was followed by strength in February and March, despite the mid-quarter global market jitters. Emerging money market yields have eased slightly during the first quarter. However, emerging market central banks are increasing their tolerance for local currency appreciation, as balance of payments flows dictate a strengthening emerging market currency bias, or in the face of upward inflationary pressure in lieu of (or in complement to) interest rate hikes. In aggregate, the Fund’s positions are earning an attractive risk premium while benefiting additionally from emerging market currency gains.

The outlook for emerging local markets continues to be constructive. We expect positive attribution for the coming year from both interest rate carry (currently over 7.5% annualized) and currency appreciation in certain regions. Most of these economies benefit from strong balance of payments, economic growth and continued pursuit of orthodox monetary and fiscal policy. With a healthy yield cushion, we are optimistic on the return outlook for the Fund’s currency and local debt investments.

What Helped and Hurt LGI
Across all regions, the portfolio’s positions materially outperformed, with nearly all countries owned in the portfolio contributing to performance, and only five markets detracting. January performance was flat, while February and March posted solid gains despite the mid-quarter global market jitters precipitated by the Chinese equity market’s sharp fall. Security selection added value, as all local debt holdings generated excess returns, over and above the short-term money market results in each country. Once again, LGI’s large exposure to Brazilian currency and local debt, a top-performing local market, added significant value. The Fund’s ongoing avoidance of Chinese, Taiwanese, and Hong Kong local markets also served it well, as they all underperformed LIBOR during the quarter.

The Fund’s Emerging Market Currency and Debt Market portfolio ended the quarter invested in the currrency and local debt markets of 27 emerging countries. LGI’s overall duration edged higher, to six months by quarter-end, due to accumulation of local bonds in Turkey, Mexico, and Hungary. Over 85% of all holdings mature within 12 months with the duration of the remaining positions falling within the one to six year range.

Lazard Global Total Return & Income Fund, Inc.
Investment Overview (continued)

Notes to Investment Overview:

[1]

A measure of the average cash weighted term-to-maturity of the investment holdings. Duration is a measure of the price sensitivity of a bond to interest rate movements. Duration for a forward currency contract is equal to its term-to-maturity.

[2]	The quoted yield does not account for the implicit cost of borrowing on the forward currency contracts, which would reduce the yield shown.

All returns reflect reinvestment of all dividends and distributions. Past performance is not indicative, nor a guarantee, of future results.

The performance data of the Index and other market data have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The Index is unmanaged, has no fees or costs and is not available for investment.

The views of the Fund’s management and the portfolio holdings described in this report are as of March 31, 2007; these views and portfolio holdings may have changed subsequent to this date. Nothing herein should be construed as a recommendation to buy, sell, or hold a particular investment. There is no assurance that the portfolio holdings discussed herein will remain in the Fund at the time you receive this report, or that portfolio holdings sold will have not been repurchased. The specific portfolio holdings discussed may in aggregate represent only a small percentage of the Fund’s holdings. It should not be assumed that investments identified and discussed were, or will be, profitable, or that the investment decisions we make in the future will be profitable, or equal the performance of the investments discussed herein.

The views and opinions expressed are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of the outlooks for markets, sectors and securities as discussed herein. You should read the Fund’s prospectus for a more detailed discussion of the Fund’s investment objective, strategies, risks and fees.

Please consider the Fund’s investment objective, risks, charges and expenses carefully before investing. For more complete information about the Fund, you may obtain the prospectus by calling 800-828-5548, or online, at www.LazardNet.com. Read the prospectus carefully before you invest. The prospectus contains investment objective, risks, charges, expenses and other information about the Fund, which may not be detailed in this report.

Lazard Global Total Return & Income Fund, Inc.
Investment Overview (continued)

Comparison of Changes in Value of $10,000 Investment in
LGI and MSCI World Index* (unaudited)

LGI at Market Price	$13,877
LGI at Net Asset Value	15,141
MSCI World Index	14,976

Average Annual Total Returns*
Periods Ended March 31, 2007
(unaudited)
	One	Since
	Year	Inception**
Market Price	26.37%	11.85%
Net Asset Value	15.36	15.23
MSCI World Index	15.44	14.80

*

All returns reflect reinvestment of all dividends and distributions. The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, nor a guarantee, of future results; the investment return, market price and net asset value of the Fund will fluctuate, so that an investor’s shares in the Fund, when sold, may be worth more or less than their original cost. The returns do not reflect the deduction of taxes that a stockholder would pay on the Fund’s distributions or on the sale of Fund shares.

The performance data of the Index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The Index represents market value-weighted average returns of selected securities listed on the stock exchanges of Europe, Australasia and the Far East, New Zealand, Canada, and the United States. The Index is unmanaged, has no fees or costs and is not available for investment.

**	The Fund’s inception date was April 28, 2004.

Lazard Global Total Return & Income Fund, Inc.
Investment Overview (concluded)

Ten Largest Equity Holdings
March 31, 2007 (unaudited)

		Percentage of
Security	Value	Net Assets
Microsoft Corp.	$9,096,768	4.03%
Diageo PLC Sponsored ADR	8,184,045	3.62
Exxon Mobil Corp.	7,929,795	3.51
International Business Machines Corp.	7,606,782	3.37
Oracle Corp.	7,246,561	3.21
JPMorgan Chase & Co.	7,203,589	3.19
Bank of America Corp.	7,050,964	3.12
Nomura Holdings, Inc. ADR	6,894,798	3.05
HSBC Holdings PLC Sponsored ADR	6,699,903	2.97
Johnson & Johnson	6,285,118	2.78

Lazard Global Total Return & Income Fund, Inc.
Portfolio of Investments
March 31, 2007 (unaudited)

Description	Shares	Value
Common Stocks—89.3%
Finland—2.0%
Nokia Oyj Sponsored ADR (c)	192,800	$4,418,976

France—5.1%
Sanofi-Aventis ADR (d)	105,200	4,577,252
Societe Generale Sponsored ADR	72,000	2,498,400
Total SA Sponsored ADR (c)	64,000	4,465,920
Total France		11,541,572

Italy—1.0%
Eni SpA Sponsored ADR (c)	36,350	2,356,571

Japan—10.2%
Canon, Inc. Sponsored ADR	44,700	2,399,496
Hoya Corp. Sponsored ADR	54,300	1,797,330
Mitsubishi UFJ Financial
Group, Inc. ADR (c)	323,100	3,638,106
Mitsui Sumitomo Insurance
Co., Ltd. ADR (d)	17,600	2,204,565
Nissan Motor Co., Ltd. Sponsored
ADR (d)	192,200	4,113,080
Nomura Holdings, Inc. ADR (d)	332,600	6,894,798
Sumitomo Mitsui Financial
Group, Inc. ADR	209,100	1,902,810
Total Japan		22,950,185

Netherlands—2.6%
Heineken NV ADR	225,600	5,899,440

Singapore—2.1%
Singapore Telecommunications,
Ltd. ADR (d)	217,400	4,706,710

Sweden—1.0%
Telefonaktiebolaget LM Ericsson
Sponsored ADR	61,900	2,295,871

Switzerland—9.9%
Credit Suisse Group Sponsored
ADR	73,400	5,272,322
Nestle SA Sponsored ADR	34,400	3,341,960
Novartis AG ADR	78,900	4,310,307
Swiss Reinsurance Co. Sponsored
ADR	24,900	2,279,346

UBS AG (c)	75,900	4,510,737
Zurich Financial Services AG
ADR	92,500	2,668,625
Total Switzerland		22,383,297

United Kingdom—17.1%
Barclays PLC Sponsored ADR (d)	67,800	3,860,532
BP PLC Sponsored ADR (c)	69,600	4,506,600
Cadbury Schweppes PLC Sponsored
ADR (c)	112,700	5,789,399
Diageo PLC Sponsored ADR	101,100	8,184,045
GlaxoSmithKline PLC Sponsored
ADR (c), (d)	80,200	4,431,852
HSBC Holdings PLC Sponsored
ADR (d)	76,300	6,699,903
Vodafone Group PLC Sponsored
ADR	191,712	5,149,384
Total United Kingdom		38,621,715

United States—38.3%
Bank of America Corp. (c)	138,200	7,050,964
Bristol-Myers Squibb Co. (c)	92,600	2,570,576
Cisco Systems, Inc. (a)	220,400	5,626,812
ConocoPhillips	32,900	2,248,715
Dell, Inc. (a)	92,900	2,156,209
Exxon Mobil Corp. (c)	105,100	7,929,795
First Data Corp. (c)	84,300	2,267,670
General Electric Co.	116,300	4,112,368
International Business Machines
Corp.	80,700	7,606,782
Johnson & Johnson (c)	104,300	6,285,118
JPMorgan Chase & Co. (c)	148,896	7,203,589
Mellon Financial Corp. (d)	103,600	4,469,304
Microsoft Corp. (c)	326,400	9,096,768
Oracle Corp. (a), (c)	399,700	7,246,561
The Home Depot, Inc.	165,500	6,080,470
United Technologies Corp.	68,900	4,478,500
Total United States		86,430,201

Total Common Stocks
(Identified cost $164,251,207)		201,604,538

See Notes to Portfolio of Investments.

Lazard Global Total Return & Income Fund, Inc.
Portfolio of Investments (continued)
March 31, 2007 (unaudited)

	Principal
	Amount
Description	(000) (e)	Value
Foreign Government
Obligations—8.5%
Costa Rica—1.6%
Costa Rican Bono de Estabilizacion
Monetaria,
0.00%, 10/10/07	639,500	$1,190,811
Costa Rican Titulos de Propiedad:
0.00%, 04/11/07	626,200	1,204,687
0.00%, 10/10/07	660,000	1,228,984
Total Costa Rica		3,624,482

Egypt—3.6%
Central Bank of Egypt Certificates
of Deposit:
0.00%, 04/26/07	14,000	2,442,200
0.00%, 05/23/07	4,000	693,375
0.00%, 07/04/07	7,000	1,201,020
Egypt Treasury Bills:
0.00%, 04/17/07	7,125	1,245,607
0.00%, 04/24/07	11,825	2,063,907
0.00%, 05/01/07	3,250	566,329
Total Egypt		8,212,438

Hungary—1.0%
Hungarian Government Bonds:
9.50%, 02/12/09	200,510	1,117,258
6.50%, 08/12/09	205,770	1,083,054
Total Hungary		2,200,312

Mexico—1.2%
Mexican Bonos:
8.00%, 12/24/08	12,370	1,135,166
9.00%, 12/20/12	15,450	1,501,014
Total Mexico		2,636,180

Turkey—1.1%
Turkish Government Bonds:
0.00%, 08/13/08	2,400	1,346,127
14.00%, 01/19/11	1,782	1,171,946
Total Turkey		2,518,073
Total Foreign Government
Obligations
(Identified cost $18,858,897)		19,191,485
Structured Notes—1.7%
Brazil—1.5%
Citibank Brazil Inflation-Linked Bond
NTN-B:
7.90%, 05/18/09 (f)	927	1,062,257
7.70%, 08/17/10 (f)	1,029	1,166,218
7.35%, 05/18/15 (f)	989	1,126,636
Total Brazil		3,355,111
Colombia—0.2%
Citibank Colombia TES Credit
Linked Unsecured Note,
9.88%, 04/27/12 (f)	397	496,664
Total Structured Notes
(Identified cost $3,318,598)		3,851,775

Description	Shares	Value
Collateral For Securities
on Loan—13.5%
State Street Navigator Securities
Lending Prime Portfolio,
5.33% (g), (h)
(Identified cost $30,543,178)	30,543,178	30,543,178

Total Investments—113.0%
(Identified cost $216,971,880) (b)		$255,190,976
Liabilities in Excess of Cash and
Other Assets—(13.0)%		(29,423,917)

Net Assets—100.0%		$225,767,059

See Notes to Portfolio of Investments.

Lazard Global Total Return & Income Fund, Inc.
Portfolio of Investments (continued)
March 31, 2007 (unaudited)

Forward Currency Purchase Contracts open at March 31, 2007:

			U.S. $ Cost	U.S. $
Forward Currency	Expiration	Foreign	on Origination	Current	Unrealized	Unrealized
Purchase Contracts	Date	Currency	Date	Value	Appreciation	Depreciation
ARS	04/09/07	397,312	$128,000	$128,156	$156	$—
ARS	04/25/07	1,549,500	500,000	500,108	108	—
ARS	05/02/07	1,863,000	600,000	601,370	1,370	—
ARS	05/02/07	2,983,680	960,000	963,121	3,121	—
BRL	09/20/07	2,352,609	1,047,000	1,121,497	74,497	—
BRL	09/20/07	5,583,770	2,483,000	2,661,804	178,804	—
BRL	10/05/07	993,450	444,000	472,492	28,492	—
BRL	10/30/07	1,305,901	586,000	618,777	32,777	—
BWP	04/11/07	4,917,929	779,000	785,220	6,220	—
BWP	04/20/07	6,430,619	1,028,000	1,025,133	—	2,867
BWP	04/23/07	2,539,783	399,000	404,666	5,666	—
COP	04/02/07	611,955,000	270,000	277,767	7,767	—
COP	04/02/07	1,875,600,000	863,536	851,336	—	12,200
COP	04/02/07	1,875,600,000	863,536	851,336	—	12,200
COP	04/23/07	4,952,392,000	2,272,000	2,245,754	—	26,246
COP	04/25/07	880,696,000	389,000	399,332	10,332	—
COP	04/26/07	1,042,820,000	460,000	472,822	12,822	—
EUR	04/12/07	1,356,944	1,809,145	1,807,164	—	1,981
EUR	05/02/07	970,000	1,279,590	1,292,873	13,283	—
GHC	05/24/07	6,539,400,000	692,000	700,062	8,062	—
GHC	06/18/07	2,103,450,000	222,000	224,256	2,256	—
GHC	07/16/07	3,393,000,000	360,000	359,695	—	305
GHC	07/24/07	5,426,964,580	573,130	574,289	1,159	—
GHC	08/27/07	9,923,540,000	1,049,000	1,042,206	—	6,794
GHC	09/13/07	5,521,023,000	584,854	577,661	—	7,193
IDR	04/12/07	3,708,720,000	408,000	406,435	—	1,565
IDR	04/12/07	5,667,431,000	623,000	621,088	—	1,912
IDR	04/20/07	5,154,087,500	557,500	564,832	7,332	—
IDR	05/15/07	25,373,040,000	2,746,000	2,780,607	34,607	—
IDR	06/20/07	5,170,812,500	557,500	566,664	9,164	—
ILS	04/10/07	4,324,590	1,026,000	1,040,611	14,611	—
ILS	04/19/07	4,837,979	1,149,000	1,164,445	15,445	—
INR	04/05/07	37,220,400	840,000	855,461	15,461	—
INR	04/05/07	27,984,210	629,000	643,180	14,180	—
INR	04/05/07	5,136,510	119,094	118,056	—	1,038
INR	04/16/07	54,091,380	1,218,000	1,240,448	22,448	—
INR	04/23/07	48,398,560	1,094,000	1,108,326	14,326	—
INR	05/07/07	29,034,560	656,000	663,454	7,454	—
INR	05/17/07	10,358,040	228,000	236,434	8,434	—
INR	05/18/07	10,358,040	228,000	236,408	8,408	—
KWD	04/30/07	327,970	1,135,000	1,133,157	—	1,843
KWD	04/30/07	344,741	1,193,000	1,191,104	—	1,896
KWD	06/04/07	335,218	1,159,000	1,158,130	—	870
KWD	07/16/07	325,808	1,126,000	1,125,628	—	372

See Notes to Portfolio of Investments.

Lazard Global Total Return & Income Fund, Inc.
Portfolio of Investments (continued)
March 31, 2007 (unaudited)

Forward Currency Purchase Contracts open at March 31, 2007 (continued):

			U.S. $ Cost	U.S. $
Forward Currency	Expiration	Foreign	on Origination	Current	Unrealized	Unrealized
Purchase Contracts	Date	Currency	Date	Value	Appreciation	Depreciation
KZT	05/08/07	74,976,800	$592,000	$606,294	$14,294	$—
KZT	08/02/07	93,035,600	745,000	753,448	8,448	—
KZT	08/09/07	76,622,000	617,173	620,578	3,405	—
KZT	09/10/07	68,641,200	552,000	556,164	4,164	—
MXN	04/09/07	10,640,463	985,000	965,891	—	19,109
MXN	04/09/07	1,496,466	135,116	135,842	726	—
MXN	05/29/07	20,773,040	1,887,000	1,880,824	—	6,176
MXN	03/31/08	4,261,246	376,000	378,421	2,421	—
MYR	04/12/07	1,413,751	405,202	409,142	3,940	—
MYR	04/16/07	2,709,399	777,000	784,265	7,265	—
MYR	04/23/07	2,874,480	826,000	832,344	6,344	—
MYR	05/11/07	3,207,783	925,500	929,697	4,197	—
MYR	05/14/07	3,207,783	925,500	929,837	4,337	—
MYR	06/12/07	1,897,514	543,000	550,815	7,815	—
NGN	04/05/07	178,352,490	1,367,000	1,393,923	26,923	—
NGN	06/05/07	49,946,968	388,000	383,972	—	4,028
NGN	07/10/07	154,130,070	1,189,000	1,173,480	—	15,520
NGN	07/17/07	156,655,070	1,210,000	1,192,704	—	17,296
NGN	09/07/07	178,977,600	1,381,000	1,362,658	—	18,342
PEN	08/14/07	1,964,505	610,000	618,022	8,022	—
PEN	08/16/07	1,640,209	516,000	516,000	—	—
PHP	04/19/07	11,277,420	231,000	233,766	2,766	—
PHP	04/20/07	50,772,800	1,040,000	1,052,461	12,461	—
PHP	05/14/07	68,481,450	1,371,000	1,419,698	48,698	—
PHP	06/26/07	81,843,980	1,502,000	1,697,035	195,035	—
PLN	04/12/07	3,617,720	1,216,776	1,248,170	31,394	—
PLN	05/14/07	2,144,196	722,000	740,592	18,592	—
PLN	05/14/07	1,137,732	391,000	392,966	1,966	—
PLN	05/21/07	9,083,701	3,059,000	3,138,136	79,136	—
RON	04/12/07	1,406,987	546,000	558,010	12,010	—
RON	04/30/07	7,409,000	2,920,724	2,933,711	12,987	—
RUB	05/24/07	106,389,050	3,826,944	4,087,643	260,699	—
RUB	08/27/07	56,586,000	2,163,073	2,174,787	11,714	—
RUB	11/07/07	46,639,980	1,739,000	1,792,627	53,627	—
RUB	02/01/08	11,541,000	434,768	443,306	8,538	—
RUB	09/19/08	21,264,250	725,000	807,624	82,624	—
SGD	04/10/07	1,038,696	678,000	684,501	6,501	—
SGD	04/11/07	996,030	651,000	656,425	5,425	—
SGD	04/30/07	2,688,557	1,777,000	1,773,981	—	3,019
SGD	05/07/07	1,323,051	867,000	873,381	6,381	—
SGD	05/22/07	364,951	240,000	241,149	1,149	—
SGD	06/15/07	730,543	481,000	483,459	2,459	—
SGD	08/27/07	1,382,563	910,000	919,079	9,079	—
SKK	05/02/07	30,859,100	1,150,000	1,239,564	89,564	—

See Notes to Portfolio of Investments.

Lazard Global Total Return & Income Fund, Inc.
Portfolio of Investments (concluded)
March 31, 2007 (unaudited)

Forward Currency Purchase Contracts open at March 31, 2007 (concluded):

			U.S. $ Cost	U.S. $
Forward Currency	Expiration	Foreign	on Origination	Current	Unrealized	Unrealized
Purchase Contracts	Date	Currency	Date	Value	Appreciation	Depreciation
SKK	05/23/07	25,203,410	$1,004,851	$1,013,211	$8,360	$—
SKK	06/13/07	26,788,000	1,035,045	1,077,690	42,645	—
TRY	05/31/07	746,493	459,352	525,903	66,551	—
TRY	06/27/07	4,353,244	2,699,686	3,041,283	341,597	—
TZS	04/16/07	557,516,000	426,503	448,741	22,238	—
TZS	04/30/07	580,163,400	436,000	465,861	29,861	—
TZS	05/08/07	520,053,000	396,684	416,634	19,950	—
TZS	05/15/07	470,744,000	361,000	376,374	15,374	—
TZS	10/16/07	503,740,750	383,000	385,483	2,483	—
TZS	02/05/08	385,792,000	274,000	285,701	11,701	—
TZS	02/06/08	516,304,000	368,000	382,243	14,243	—
TZS	04/30/08	745,327,886	547,230	544,432	—	2,798
UAH	04/02/07	3,195,000	634,306	635,199	893	—
UAH	04/11/07	4,693,000	928,388	933,087	4,699	—
UAH	04/13/07	7,632,000	1,512,066	1,517,460	5,394	—
UGX	04/11/07	670,128,000	368,000	382,515	14,515	—
UGX	09/10/07	479,650,000	265,000	268,306	3,306	—
Total Forward Currency Purchase Contracts			$95,027,772	$97,079,880	$2,217,678	$165,570

Forward Currency Sale Contracts open at March 31, 2007:

			U.S. $ Cost	U.S. $
Forward Currency	Expiration	Foreign	on Origination	Current	Unrealized	Unrealized
Sale Contracts	Date	Currency	Date	Value	Appreciation	Depreciation
BWP	04/11/07	3,755,009	$595,000	$599,543	$—	$4,543
BWP	04/20/07	3,050,626	485,000	486,314	—	1,314
COP	04/02/07	2,487,555,000	1,113,000	1,129,103	—	16,103
COP	04/23/07	1,882,023,750	865,000	853,438	11,562	—
EUR	05/23/07	755,000	1,004,851	1,007,173	—	2,322
HUF	04/27/07	211,494,727	1,134,574	1,136,090	—	1,516
HUF	04/28/07	209,816,271	1,120,095	1,122,413	—	2,318
INR	04/29/07	22,202,640	513,000	510,298	2,702	—
INR	04/30/07	48,138,480	1,112,000	1,106,399	5,601	—
INR	05/01/07	3,888,900	90,000	89,182	818	—
MXN	05/02/07	12,136,929	1,084,284	1,101,734	—	17,450
MXN	05/03/07	11,121,833	1,005,000	1,006,989	—	1,989
RON	05/04/07	4,571,000	1,809,145	1,812,854	—	3,709
RUB	05/05/07	23,963,580	892,000	920,720	—	28,720
TRY	05/06/07	1,433,837	992,000	1,010,135	—	18,135
TZS	05/07/07	557,516,000	441,772	448,741	—	6,969
TZS	04/30/07	580,163,400	460,447	465,861	—	5,414
TZS	05/08/07	520,053,000	392,197	416,634	—	24,437
UAH	04/02/07	3,195,000	635,189	635,199	—	10
Total Forward Currency Sale Contracts			$15,744,554	$15,858,820	20,683	134,949
Gross unrealized appreciation/depreciation on Forward Currency Contracts					$2,238,361	$300,519

See Notes to Portfolio of Investments.

Lazard Global Total Return & Income Fund, Inc.
Notes to Portfolio of Investments
March 31, 2007 (unaudited)

(a)	Non-income producing security.

(b)

For federal income tax purposes, the aggregate cost was $216,971,880, aggregate gross unrealized appreciation was $40,978,052, aggregate gross unrealized depreciation was $2,758,956, and the net unrealized appreciation was $38,219,096.

(c)	Segregated security for forward currency contracts.

(d)	Security or portion thereof is out on loan.

(e)	Principal amount denominated in respective country’s currency unless otherwise specified.

(f)

Pursuant to Rule 144A under the Securities Act of 1933, these securities may only be traded among “qualified institutional buyers.” At March 31, 2007, these securities amounted to 1.7% of net assets and none are considered to be liquid. Principal amount denominated in U.S. dollar. Interest rate shown reflects current yield as of March 31, 2007.

(g)	Rate shown reflects 7 day yield as of March 31, 2007.

(h)	Represents security purchased with cash collateral received for securities on loan.

Security Abbreviations:
ADR—American Depositary Receipt
NTN-B—Brazil Sovereign “Nota do Tesouro Nacional”
TES—Titulos de Tesoreria

Currency Abbreviations:
ARS	— Argentine Peso	MYR	— Malaysian Ringgit
BRL	— Brazilian Real	NGN	— Nigerian Naira
BWP	— Botswana Pula	PEN	— Peruvian New Sol
COP	— Colombian Peso	PHP	— Philippine Peso
EUR	— Euro	PLN	— Polish Zloty
GHC	— Ghanaian Cedi	RON	— Romanian Leu
HUF	— Hungarian Forint	RUB	— Russian Ruble
IDR	— Indonesian Rupiah	SGD	— Singapore Dollar
ILS	— Israeli Shekel	SKK	— Slovenska Koruna
INR	— Indian Rupee	TRY	— New Turkish Lira
KWD	— Kuwaiti Dinar	TZS	— Tanzanian Shilling
KZT	— Kazak Tenge	UAH	— Ukranian Hryvnia
MXN	— Mexican Peso	UGX	— Ugandan Shilling

Lazard Global Total Return & Income Fund, Inc.
Notes to Portfolio of Investments (concluded)
March 31, 2007 (unaudited)

Portfolio holdings by industry (as percentage of net assets):

Industry
Alcohol & Tobacco	6.2%
Automotive	1.8
Banking	13.8
Commercial Services	1.0
Computer Software	7.2
Drugs	7.0
Energy Integrated	9.5
Financial Services	10.2
Food & Beverages	4.0
Insurance	3.2
Manufacturing	3.8
Medical Products	2.8
Retail	2.7
Semiconductors & Components	1.9
Technology	3.4
Technology Hardware	6.4
Telecommunications	4.4
Subtotal	89.3
Foreign Government Obligations	8.5
Structured Notes	1.7
Collateral for Securities on Loan	13.5
Total Investments	113.0%

Lazard Global Total Return & Income Fund, Inc.
Dividend Reinvestment Plan
(unaudited)

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain distributions, on your Common Stock will be automatically reinvested by Computershare, Inc., as dividend disbursing agent (the “Plan Agent”), in additional Common Stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all distributions in cash, paid by check mailed directly to you by the Plan Agent.

Under the Plan, the number of shares of Common Stock you will receive will be determined on the dividend or distribution payment date, as follows:

(1)

If the Common Stock is trading at or above net asset value at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) net asset value per Common Share on that date or (ii) 95% of the Common Stock’s market price on that date.

(2)

If the Common Stock is trading below net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Stock in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Stock may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Stock issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Stock in the open market within 30 days of the valuation date. Interest will not be paid on any uninvested cash payments.

You may withdraw from the Plan at any time by giving written notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive whole shares in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus an initial $15 service fee plus $0.12 per share being liquidated (for processing and brokerage expenses).

The Plan Agent maintains all stockholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Shares of Common Stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Stock you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in newly-issued shares of Common Stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions.

If you hold your Common Stock with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. There is no direct service charge to participants in the Plan (other than the service charge when you direct the Plan Agent to sell your Common Stock held in a dividend reinvestment account); however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from the Plan Agent at P.O. Box 43010, Providence, Rhode Island 02940-3010.

Lazard Global Total Return & Income Fund, Inc.
Board of Directors and Officers Information
(unaudited)

	Position(s)	Principal Occupation(s) During Past 5 Years
Name (Age)	with the Fund(1)	and Other Directorships Held
Board of Directors:

Class I — Directors with Term Expiring in 2009
Independent Directors:

Leon M. Pollack (66)	Director	Former Managing Director, Donaldson, Lufkin & Jenrette;
Chairman of the Board of Trustees, Adelphi University; Director,
J.B. Hanauer & Co. (broker-dealer).

Robert M. Solmson (59)	Director	Director, Colonial Williamsburg Co.; Former Chief Executive Officer
and Chairman, RFS Hotel Investors, Inc.; Former Director, Morgan
Keegan & Co., Inc.; Former Director, Independent Bank, Memphis.

Interested Director:
Charles Carroll (46)	Chief Executive Officer,	Deputy Chairman and Head of Global Marketing of the
	President and Director	Investment Manager.

Class II — Directors with Term Expiring in 2007
Independent Directors:

Kenneth S. Davidson (62)	Director	President, Davidson Capital Management Corporation; President,
Aquiline Advisors LLC; Trustee, The Juilliard School; Chairman of
the Board, Bridgehampton Chamber Music Festival; Trustee,
American Friends of the National Gallery, London.

Nancy A. Eckl (44)	Director	Former Vice President, Trust Invesments, American Beacon
Advisors, Inc. (“American Beacon”) and Vice President of certain funds advised by American Beacon; Trustee, College Retirement
Equities Fund.

Lester Z. Lieberman (76)	Director	Private Investor; Chairman, Healthcare Foundation of New Jersey;
Director, Cives Steel Co.; Director, Northside Power Transmission
Co.; Advisory Trustee, New Jersey Medical School; Director,
Public Health Research Institute; Trustee Emeritus, Clarkson
University; Council of Trustees, New Jersey Performing Arts Center.

Class III — Directors with Term Expiring in 2008
Independent Director:
Richard Reiss, Jr. (63)	Director	Chairman, Georgica Advisors LLC, an investment manager;
Director, O’Charley’s, Inc., a restaurant chain.

Interested Director:
Ashish Bhutani (46)	Director	Chief Executive Officer of the Investment Manager; from 2001 to
December 2002, Co-Chief Executive Officer North America of
Dresdner Kleinwort Wasserstein and member of its Global
Corporate and Markets Board and the Global Executive Committee.

(1)

Each Director also serves as a Director for The Lazard Funds, Inc., Lazard Retirement Series, Inc. and Lazard World Dividend & Income Fund, Inc. (collectively, the “Lazard Funds”). All of the Independent Directors, except Mr. Lieberman, are also board members of Lazard Alternative Strategies Fund, LLC, a privately-offered fund registered under the 1940 Act and advised by an affiliate of the Investment Manager.

Lazard Global Total Return & Income Fund, Inc.
Board of Directors and Officers Information (concluded)
(unaudited)

Position(s)
Name (Age)	with the Fund(1)	Principal Occupation(s) During Past 5 Years
Officers:
Nathan A. Paul (34)	Vice President	Managing Director and General Counsel of the Investment
	and Secretary	Manager.

Stephen St. Clair (48)	Treasurer	Vice President of the Investment Manager.

Brian Kawakami (57)	Chief Compliance Officer	Senior Vice President and Chief Compliance Officer of the
Investment Manager; Chief Compliance Officer at INVESCO,
from July 2002 to April 2006; Chief Compliance Officer at Aeltus
Investment Management, from 1993 to July 2002.

Brian D. Simon (44)	Assistant Secretary	Director of the Investment Manager; Vice President, Law &
Regulations at J. & W. Seligman & Co., from July 1999 to
October 2002.

David A. Kurzweil (32)	Assistant Secretary	Vice President of the Investment Manager; Associate at
Kirkpatrick & Lockhart LLP, a law firm, from August 1999 to
January 2003.

Cesar A. Trelles (32)	Assistant Treasurer	Fund Administration Manager of the Investment Manager;
Manager for Mutual Fund Finance Group at UBS Global Asset
Management, from August 1998 to August 2004.

(1) Each officer also serves as an officer for each of the Lazard Funds.

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Lazard Global Total Return & Income Fund, Inc.
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-828-5548
http://www.LazardNet.com

Investment Manager
Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300

Custodian
State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Transfer Agent and Registrar
Computershare Trust Company, N.A.
P.O. Box 43010
Providence, Rhode Island 02940-3010

Dividend Disbursing Agent
Computershare, Inc.
P.O. Box 43010
Providence, Rhode Island 02940-3010

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281-1414

Legal Counsel
Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982
http://www.stroock.com

Lazard Asset Management LLC 30 Rockefeller Plaza New York, NY 10112-6300 www.LazardNet.com

This report is intended only for the information of stockholders or those who have received the current prospectus covering shares of Common Stock of Lazard Global Total Return & Income Fund, Inc. which contains information about management fees and other costs.